UNITED STATES
SECURITIES EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☑     Soliciting Material Pursuant to §240.14a-12
Barr Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On August 8, 2008, Barr Pharmaceuticals, Inc. (the “Company”) posted the following information to the Company’s website, http://www.barrlabs.com.

Barr Pharmaceuticals:



Integrated strategies and



capabilities to deliver



successful global growth.



Investor Presentation
August 2008

Bruce L. Downey

Chairman and Chief Executive Officer

Forward Looking Statement

This communication contains "forward-looking statements" which represent the current expectations and beliefs of management of Barr Pharmaceuticals, Inc. (the "Company") concerning the proposed merger of the Company with Boron Acquisition Corp., a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd. (the "merger") and other future events and their potential effects on the Company. The statements, analyses, and other information contained herein relating to the proposed merger, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: the difficulty in predicting the timing and outcome of legal proceedings, including patent-related matters such as patent challenge settlements and patent infringement cases; the difficulty of predicting the timing of FDA approvals; court and FDA decisions on exclusivity periods; the ability of competitors to extend exclusivity periods for their products; market and customer acceptance and demand for our pharmaceutical products; our dependence on revenues from significant customers; reimbursement policies of third party payors; our dependence on revenues from significant products; the use of estimates in the preparation of our financial statements; the impact of competitive products and pricing on products, including the launch of authorized generics; the ability to launch new products in the timeframes we expect; the availability of raw materials; the availability of any product we purchase and sell as a distributor; the regulatory environment in the markets where we operate; our exposure to product liability and other lawsuits and contingencies; the increasing cost of insurance and the availability of product liability insurance coverage; our timely and successful completion of strategic initiatives, including integrating companies (such as PLIVA d.d.) and products we acquire; fluctuations in operating results, including the effects on such results from spending for research and development, sales and marketing activities and patent challenge activities; the inherent uncertainty associated with financial projections; our expansion into international markets through our PLIVA acquisition, and the resulting currency, governmental, regulatory and other risks involved with international operations; our ability to service our significantly increased debt obligations as a result of the PLIVA acquisition; changes in generally accepted accounting principles; the reactions of the Company's customers and suppliers to the merger; and diversion of management time on merger-related issues. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company's forward-looking statements are included in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), specifically as described in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Important Legal Information

In connection with the proposed merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. Before making any voting decision, the Company's stockholders are urged to read the proxy statement regarding the merger carefully and in its entirety because it will contain important information about the proposed merger. The Company's stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. The Company's stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Barr Pharmaceuticals, Inc., 225 Summit Avenue, Montvale, NJ, 07645 – Attention: Investor Relations.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed merger. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007 and the Company's proxy statement for the Company's 2008 Annual Meeting of Stockholders. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company's stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

barr
Pharmaceuticals, Inc.

Teva's Proposed Acquisition of Barr

Recent Development

barr
Pharmaceuticals, Inc.

Teva Offer to Acquire Barr

- Approved by the Board of Directors of both companies
- Supported by Barr's senior management team
- Transaction anticipated to close by end of 2008

Financial Terms of Transaction

- 100% of Barr shares for total cash and stock consideration of $7.46 billion
- Plus, assumption of net debt of $1.5 billion
- Each Barr share converted to $39.90 in cash and 0.6272 Teva ADRs
- Per share consideration equivalent to $66.50 as of July 17, 2008

Offer to Acquire Barr

- Reflects appreciation of the value of our vision and our historical success in building a highly successful specialty pharmaceutical company
- Recognizes value of
  - Success in integrating the historic strengths of PLIVA into Barr
  - Strong management of operations in more than 30 countries
  - Manufacturing and marketing capabilities
  - Current portfolio of products, the pipeline of products pending approval and in various stages of development and significant portfolio of Paragraph IV filings
- Recognizes hard work and dedication of all 8,900 people of Barr in creating a successful, competitive company in an increasingly competitive pharmaceutical environment



Process to Close

- Successful close will require various approvals
  - Hart-Scott-Rodino in the United States
  - Governments/Regulators in select other countries
  - Barr Shareholders
- From now through close both companies will operate separately
- Close expected by end of 2008

Acquisition Timeline

- July 18, 2008: Announcement
- July/August: SEC/Regulatory filings
  - Hart-Scott-Rodino review
- October/November 2008: Mailing of Shareholder Proxy
- November/December 2008: Shareholder vote
- End of 2008: Anticipated closing

Generic Pharmaceuticals Business

barr
Pharmaceuticals, Inc.

North American Generic Business

- 120+ Marketed Products
  - Products Sold Under Barr Label
  - Pure Substitution Model
  - Majority Are Barrier-To-Entry Generic Products, Including Women's Healthcare and Injectables
  - Generic Oral Contraceptive Portfolio Totals 26 Products
  - Growing Injectable Portfolio
    - Total of 7 Products
    - Expect to Double Portfolio in 12-18 Months

United States Principal Facilities


North Tonawanda, NY
IUC Manufacturing
Pomona, NY
R&D, Labs, Manufacturing
Montvale, NJ
Corporate HQ
Woodcliff Lake, NJ
Administrative Offices
Northvale, NJ
Manufacturing, Labs
Cincinnati, OH
Manufacturing, Packaging, Hormonal Specialization
East Hanover, NJ
Manufacturing, Packaging Being Transferred to Europe
Forest, VA
Manufacturing, Packaging, Labs, Distribution
Washington, DC
Government Affairs
Bala Cynwyd, PA
Duramed Research
Brand R&D

Yasmin® and Yaz® Supply & License Agreements Signed

- March 3, 2008 District Court Ruled in Favor of Barr in Its Challenge of Bayer's Listed Patent for Yasmin® Oral Contraceptive
  - Bayer Appealed Ruling and Litigation Remains On-going
- June 24, 2008 Barr and Bayer Announced Supply and License Agreements for Bayer's Yasmin® and Yaz® Oral Contraceptives
  - Bayer to Supply Barr with Authorized Generic Versions of Products Prior to Patent Expiry
- Barr Launched Authorized Generic of Yasmin® At the End of July 2008
- Barr to Launch Authorized Generic of Yaz® On or Before July 1, 2011
- Under Terms of Licensing Agreements, Barr's Products Remain on Market Regardless of Outcome of Bayer's Appeal

30 Disclosed Patent Challenges

Product	Sales*	Tent. Court Date	30-Mo. Expiration**
Allegra® Products	1,033	TBD; Launched Tablets	Expired
Ortho Tri-Cyclen Lo®	402	Settlement Discussions	Expired
Ultracet®	95	TBD	Expired
Evista®	703	TBD	TBD
Yasmin®	578	Won District Court	Expired
Yaz®	413	No Litigation	N/A
Mirapex®	389	Won District Court	Expired
Razadyne®	104	May 2007 (Awaiting Decision)	August 2008
Nasacort® AQ	352	May 2008 (Awaiting Decision)	September 2008
Razadyne® ER	112	Early Stage	December 2008
Thalomid®	385	Early Stage	June 2009
Ambien® CR	950	Early Stage	August 2009
Aggrenox®	331	Early Stage	December 2009
Xopenex®	661	Early Stage	December 2009
Temodar®	355	Early Stage	January 2010

Additional ANDAs Pending with "Patent Barriers"

** Source: IMS Health Last Twelve Months Sales Ending May '08. Sales in $ U.S. Millions.*

*** These dates are estimates and are subject to change if new information becomes available.*

30 Disclosed Patent Challenges

Product	Sales*	Tent. Court Date	30-Mo. Expiration**
Femcon® FE	75	Early Stage	February 2010
Uroxatral®	166	Early Stage	December 2010
Ritalin® LA	101	Early Stage	March 2010
Patanol®	272	Early Stage	April 2010
Focalin® XR	296	Early Stage	April 2010
Abilify® and Abilify® Discmelt	2,568	Early Stage	May 2010
Argatroban®	127	Early Stage	July 2010
Eloxatin®	1,113	Early Stage	June 2010
Namenda®	919	Early Stage	April 2011
Avodart®	409	Early Stage	July 2010
Entocort® EC	128	Early Stage	
Prevacid® SoluTab™	454	Early Stage	
Fentora®	142	Early Stage	
Sensipar®	377	Early Stage	
Xyzal®	74	Early Stage	

Additional ANDAs Pending with "Patent Barriers"

** Source: IMS Health Last Twelve Months Sales Ending May '08. Sales in $ U.S. Millions.*

*** These dates are estimates and are subject to change if new information becomes available.*

Scheduled Future U.S. Launches

8 Generic Products Will Launch *"No Later Than"*

Brand Product	Launch Month	Sales*
Yaz®	July 2011	$413
Topamax®	March 2009	$1,721
Adderall® XR	April 2009	$1,318
Femhrt®	November 2009	$50
Diastat® & Diastat® AcuDial™	September 2010	$78
Provigil®	April 2012	$866
Niaspan®	September 2013	$776
Advicor®	September 2013	$148

** Source: IMS Health Last Twelve Months Sales Ending May '08. Sales in $ U.S. Millions.*

European and ROW Generic Business

- Products Sold Under PLIVA Label
- Key Commercial Markets are Croatia, Poland, Germany and Russia
- Portfolio of 1,025+ Products Representing 255 Molecules
  - Products Compete in Branded, Generic and Hybrid Markets
  - 1,300 Sales and Marketing Representatives Promote Products
    - Target Physicians, Pharmacists and Distributors
- Balanced Portfolio of Branded, Branded-Generic, Niche and OTC Products
- Investing in Infrastructure for Improved Future Results

Key European and ROW Markets

Germany
- Company's Largest European Market Based on Revenues
- Katadolon is Company's Largest Selling Product
- Company Competes in Both Branded and Branded Generic Markets

Croatia
- Company's Second Largest European Market Based on Revenues
- European Headquarters for Barr
- Leader in Generic Market with Approx. 25% Market Share

Poland
- Second Largest Pharmaceutical Market in Central and Eastern Europe
- Company Ranks Fourth in Generic Sector
- Market Prescription and OTC Products

Russia
- Largest and Fastest Growing Pharmaceutical Market in Central and Eastern Europe
- Offers Significant Growth Potential
- Continue to Seek Expansion of Operations

Strong Sales & Marketing Network



Hungary
Slovakia
Belarus
Baltics
Poland
Russia
Slovenia
Germany
Ukraine
UK
CIS
Czech Republic
China
Netherlands
Switzerland
Serbia
Macedonia
Bulgaria
Romania
Portugal
Albania
BIH
Croatia

Generic Pipeline

North America

- 70+ Generic Product Applications Pending at U.S. FDA and TPD in Canada
- Majority of the Projects Have Multiple Barriers
  - Formulation, Marketing, Patent

Europe/ROW

- Approx. 240 Product Registrations Pending with Regulatory Authorities

130+ Global Projects in Various Stages of Development

Proprietary Pharmaceuticals Business

barr
Pharmaceuticals, Inc.

27 Proprietary Products

Product		Description
Plan B (levonorgestrel)		Emergency contraceptive that can still prevent a pregnancy for up to 72 hours after contraceptive failure
ParaGard (intrauterine copper contraceptive)		Flexible plastic intrauterine copper contraceptive that does not contain synthetic hormones
Seasonique		Next generation extended-cycle oral contraceptive product; provides for maintenance of 4 periods per year
Mircette		Low-dose monthly oral contraceptive that prevents pregnancy and allows for maintenance of a monthly period
Enjuvia		Once-daily oral estrogen therapy for the treatment of moderate-to-severe hot flashes and night sweats associated with menopause, and the only estrogen approved for vulvar and vaginal atrophy
AmniScreen		The first and only at-home amniotic fluid leakage detector; consists of a panty liner designed to detect elevated pH levels
Niaspan	Co-Promoted	Extended-release tablets for treatment of high cholesterol; royalties earned under agreement with Abbott (formerly Kos)
Advicor (niacin extended-release/lovastatin tablets)	Co-Promoted	Extended-release tablets for treatment of high cholesterol; royalties earned under agreement with Abbott (formerly Kos)

19 Non-Promoted Products



Duramed's Sales Force Is Structured For Success

DURAmed Sales Force

- **Field-based Management**
- **43 Professionals**
  - **Women's Healthcare** — 200 Professionals
    - SEASONIQUE®
    - ENJUVIA™
    - PLAN B®
  - **Specialty** — 93 Professionals
    - PARAGARD®
    - MIRCETTE®
    - AMNISCREEN™
    - Niaspan® / Advicor®
  - **Institutional** — 42 Professionals
    - ALL PRODUCTS
  - **National Account Management** — 7 Professionals
    - ALL PRODUCTS

- Competitively Sized, Competitively Structured
- Appropriately Organized to Represent Our Commitment to Women's Health
- Better Positions Duramed for Future Products, Entry into Global Biologics
- Builds Present Business and Company Awareness with Residents

Plan B® OTC/Rx Emergency Contraceptive



- August 24, 2006: FDA Grants OTC Status to Barr's Plan B® Emergency Contraceptive
- Historic Dual Status Decision Provides OTC Access to Those 18 Years of Age and Older; Remains Prescription for Women 17 and Younger
- Plan B Rx/OTC Dual Label Product Launched in U.S. in November 2006
- Key Customers Report Significant Increase in Usage Since Launch of Dual Label Product



PlanB
(LEVONORGESTREL)
Emergency Contraceptive



If your birth control method failed
e calm

barr

Plan B® Weekly TRx and OTC Trends
Through July 12, 2008



60,000
50,000
40,000
30,000
20,000
10,000
0
Introduction of
Dual Label Plan B
Total Units
52,072
45,343
OTCs
6,729
TRxs
6/2/06
8/2/06
10/2/06
12/2/06
2/2/07
4/2/07
6/2/07
8/2/07
10/2/07
12/2/07
2/2/08
4/2/08
6/2/08

Source: IMS Weekly NPA and AC Nielsen

SEASONIQUE®

SEASONIQUE® is the Next Generation in Extended-Cycle Oral Contraceptives


seasonique

- Approved May 25, 2006
- 84 Days of 0.15 mg Levonorgestrel / 0.03 mg Ethinyl Estradiol Tablets Followed by 7 Days of 0.01 mg Ethinyl Estradiol in Place of Placebo
- Detailing to Healthcare Providers with Duramed Women's Healthcare Sales Force
- DTC Advertising Campaign Currently Underway
  - TV
  - Print Ads
  - On-line Media
  - Non-Branded Website to Educate Consumers at www.fewerperiods.com


Birth control
Satisfy your need-to-know side
And your get-up-and-go side
plus
fewer periods
seasonique

SEASONIQUE®
TRx Growth



120,000
100,000
80,000
60,000
40,000
20,000
0
TRx
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q408
Quarter

Source: IMS

ParaGard®

- Provides Strategic Expansion Into Long-Term, Reversible, Non-Hormonal Contraceptive Market
- New Labeling for ParaGard® IUC Approved September 2005 – Nulliparous Women *(Have Not Had Children)*
- New Marketing Campaign in Place
- Continue Campaign to Re-Launch ParaGard® Brand in Private Physician Offices
- Currently Re-Introducing ParaGard® into Residency Programs Through Institutional Sales Force


ParaGard
ParaGard



ParaGard® Monthly Unit Trends
Through July 2008


Units
30,000
25,000
20,000
15,000
10,000
5,000
-
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08

Source: ICS Monthly ParaGard Units

Significant Proprietary Development Pipeline

- High Value Near Term Opportunities
  - Four New Drug Applications (NDAs) Awaiting Approval at U.S. FDA
  - Biologics License Application (BLA) for Adenovirus to be Filed in Mid-2008
  - Three Projects in Phase III
  - Robust Programs in Phase I/II
- Actively Developing Products Utilizing Vaginal Ring Technology
  - Efforts Focused on Products that Treat Endometriosis, Fertility, Fibroids, Labor & Delivery and Urinary Incontinence
- Expanding Focus Toward Global Development to Support New European Opportunities



Generic Biologics Initiatives

barr
Pharmaceuticals, Inc.

Barr Biologics
Business Issues/Opportunities

- Significant Commercial Opportunity
- Company Well-positioned as a Result of Combined Expertise, Capabilities
- Biologics Selection Process
  - Focus on Commercialization for All Markets
    - U.S., Europe, ROW
- Challenges to Overcome
  - Clinical and PK/PD Studies
  - Legislative, Regulatory Arena in U.S.
  - Development Cost is High and Time Consuming

Barr Biologics
Capabilities

- Well-Positioned to be a Leader in the U.S. and European Markets
- Several Products in Development Including:
  - Adenovirus with U.S. Department of Defense
    - Expect to File BLA in U.S. in Mid-2008
  - G-CSF (Granulocyte Colony Stimulating Factor) for U.S. and Europe
  - Half a Dozen Undisclosed Products in Various Stages of Development
- State-of-the-Art Development Facilities and Excellent Scientists in Place
- Building New Multi-Product Biologics Facility in Croatia


Financials
barr

Six Months Ended June 30th

$ in Millions Except Per Share Amounts

	2008	2007
Total Revenue	$ 1,387	$ 1,230
SG&A	415	367
R&D	145	129
Earnings from Operations	199	156
Net Earnings	$ 80	$ 57
Shares Outstanding – Diluted	109	108
Net Earnings Per Share – Assuming Dilution – GAAP	$ 0.73	$ 0.52
Adjustments*	0.49	1.00
Adjusted Net Earnings Per Share – Assuming Dilution – Non-GAAP*	$ 1.22	$ 1.52

** These adjustments (unaudited) are discussed further in Barr's earnings release and Form 10-Q on file with the SEC.*



Well Capitalized for Future Growth

$ in Millions

	6/30/08	12/31/07
Cash & Total Marketable Securities	$ 568	$ 551
Debt	$ 2,004	$ 2,080
Shareholders' Equity	$ 2,158	$ 1,866
Total Capital	$ 4,162	$ 3,946

Barr Pharmaceuticals:



Integrated strategies and



capabilities to deliver



successful global growth.



Investor Presentation
August 2008